

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Pension Partners  1995-A,  Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-Q for the quarter ended March 31, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-END>                                   MAR-31-1998
<CASH>                                         218,319
<SECURITIES>                                   0
<RECEIVABLES>                                  82,329
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               300,648
<PP&E>                                         3,175,317
<DEPRECIATION>                                 (1,028,390)
<TOTAL-ASSETS>                                 2,447,575
<CURRENT-LIABILITIES>                          3,734
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     244,841
<TOTAL-LIABILITY-AND-EQUITY>                   244,575
<SALES>                                        58,123
<TOTAL-REVENUES>                               60,835
<CGS>                                          0
<TOTAL-COSTS>                                  112,920<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (63,945)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (63,945)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (63,945)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes gene al and administrative and interest expense.


